UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: May 31

Date of reporting period: February 28, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FORM N-Q

FEBRUARY 28, 2018

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 92.3%
CONSUMER DISCRETIONARY - 15.3%
Auto Components - 1.5%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	4,390,000		$4,302,200	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,240,000		1,199,700	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,930,000		1,992,725	(a)

Total Auto Components					7,494,625

Diversified Consumer Services - 1.2%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	150,749	(c)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,846,000		3,105,697	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	770,000		899,938
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,910,000		1,867,025	(a)

Total Diversified Consumer Services					6,023,409

Hotels, Restaurants & Leisure - 3.1%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	1,005,722		1,005,722	(a)(b)(d)(e)
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,650,000		1,631,437	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,920,000		2,016,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,000,000		1,031,000	(a)
EI Group PLC, Senior Secured Bonds	6.500%	12/6/18	1,589,000	GBP	2,248,694
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	850,000		879,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	2,060,000		2,072,875
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	2,695,000		2,701,737
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,435,000		1,539,038	(a)

Total Hotels, Restaurants & Leisure					15,126,253

Household Durables - 0.4%
Lennar Corp., Senior Notes	4.750%	11/29/27	2,220,000		2,158,950	(a)

Media - 7.3%
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	2,680,000		2,509,150	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	3,360,000		3,459,262
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	570,000		644,283
DISH DBS Corp., Senior Notes	7.875%	9/1/19	350,000		370,125
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,090,000		1,066,838
DISH DBS Corp., Senior Notes	5.875%	11/15/24	4,146,000		3,902,423
DISH DBS Corp., Senior Notes	7.750%	7/1/26	3,342,000		3,304,403

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - (continued)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	670,000	$703,232	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	1,400,000	1,447,250	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	280,000	272,300	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	770,000	719,950	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	9,230,000	8,944,331	(a)
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	1,307,000	1,377,633
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	491,000	518,430
UBM PLC, Notes	5.750%	11/3/20	1,500,000	1,542,909	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	2,880,000	2,714,400	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,070,000	2,132,100	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	770,000	780,588	(a)

Total Media				36,409,607

Specialty Retail - 1.3%
American Greetings Corp., Senior Notes	7.875%	2/15/25	2,180,000	2,239,950	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,900,000	1,902,375
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	500,000	392,500	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,830,000	1,807,125	(a)

Total Specialty Retail				6,341,950

Textiles, Apparel & Luxury Goods - 0.5%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	2,320,000	2,308,400	(a)

TOTAL CONSUMER DISCRETIONARY				75,863,194

CONSUMER STAPLES - 1.0%
Beverages - 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	890,000	894,450	(a)

Food Products - 0.5%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	800,000	808,000	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	430,000	431,075	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	410,000	421,275	(a)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	1,000,000	1,035,750	(a)

Total Food Products				2,696,100

Household Products - 0.3%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	510,000	535,500
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	362,687
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	380,000	399,950

Total Household Products				1,298,137

TOTAL CONSUMER STAPLES				4,888,687

ENERGY - 20.2%
Energy Equipment & Services - 0.5%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,130,000	1,194,975	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	770,000	834,487	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	280,000	226,800

Total Energy Equipment & Services				2,256,262

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 19.7%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	$59,733
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	610,000	656,513
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,400,000	1,438,570
Berry Petroleum Co. Escrow	—	—	1,384,000	0	*(d)(e)(f)
Berry Petroleum Co. Escrow	—	—	580,000	0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,600,000	1,648,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,640,000	1,842,950	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	1,960,000	2,080,050
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,720,000	2,842,400
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	110,000	107,800
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,000,000	1,885,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	560,000	515,200
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	680,000	653,650	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,000,000	1,012,500
Continental Resources Inc., Senior Notes	3.800%	6/1/24	2,100,000	2,047,500
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,440,000	1,393,200
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	309,203
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	30,000	29,430
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,260,000	1,335,600
Ecopetrol SA, Senior Notes	5.875%	9/18/23	262,000	284,598
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,820,000	1,832,285
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	89,806
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	141,375
Frontera Energy Corp., Senior Secured Notes (10.000% Cash or 14.000% PIK)	10.000%	11/2/21	1,410,000	1,588,012	(b)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	1,920,000	2,089,791	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	1,110,000	1,071,150
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	610,000	629,825
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	2,000,000	2,020,000	(a)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,068,523
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,390,000	1,773,664
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	551,582	(c)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	740,000	758,581	(a)
Magnum Hunter Resources Corp. Escrow	—	—	3,390,000	0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,210,000	2,752,575	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,500,000	1,511,250
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	1,390,000	1,407,375	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,430,000	1,758,900	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,350,000	1,353,375
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,930,000	1,973,425
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	790,000	808,763

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	1,400,000	$1,431,500
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,632,000	1,592,016
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	2,100,000	2,280,600
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	610,000	601,613	(a)
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,190,000	2,142,915
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	4,610,000	4,464,785
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	970,000	919,075
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	1,235,000	318,865	*(c)(g)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,170,000	1,225,868
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,535,000	2,788,246
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	1,097,000	1,099,468
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,285,000	1,330,447	(a)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	1,610,000	1,690,630	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	940,000	954,512	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,020,000	1,249,500	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,070,000	1,259,925	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,070,000	1,072,199	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	740,000	800,128
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	290,000	301,413
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,710,000	1,641,600
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	3,880,000	2,929,400
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,250,000	1,260,937	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	40,000	40,675
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	1,765,000	1,767,189
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	1,550,000	1,555,812
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	850,000	831,938
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	1,910,000	1,862,250	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,500,000	1,866,400
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,000,000	2,010,000	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	290,000	293,988
Williams Cos. Inc., Debentures	7.500%	1/15/31	340,000	413,100
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	1,670,000	1,630,337
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	688,500
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	641,520
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,510,000	1,611,925
WPX Energy Inc., Senior Notes	7.500%	8/1/20	430,000	462,250
WPX Energy Inc., Senior Notes	8.250%	8/1/23	230,000	261,625
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	820,000	900,360	(a)
YPF Sociedad Anonima, Senior Notes	8.750%	4/4/24	950,000	1,064,000	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	920,000	1,023,776	(a)

Total Oil, Gas & Consumable Fuels				97,603,441

TOTAL ENERGY				99,859,703

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
FINANCIALS - 16.8%
Banks - 8.6%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	540,000		$552,150	(a)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	450,000		462,881	(a)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	1,200,000		1,317,240	(h)(i)
Bank of America Corp., Notes	6.875%	4/25/18	390,000		392,657
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		492,849
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,568,470
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,520,000		3,003,933	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,430,000		3,824,450
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	420,000		436,675	(h)(i)
Barclays PLC, Subordinated Notes	4.836%	5/9/28	350,000		345,098
BBVA Banco Continental SA, Subordinated Notes (5.250% to 9/22/24 then 5 year Treasury Constant Maturity Rate + 2.750%)	5.250%	9/22/29	240,000		253,500	(a)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,360,000		1,514,700	(a)(h)(i)
CIT Group Inc., Senior Notes	5.000%	8/15/22	470,000		485,863
CIT Group Inc., Senior Notes	5.000%	8/1/23	2,070,000		2,132,100
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	660,000		695,607	(h)(i)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	1,260,000		1,362,375	(a)(h)(i)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	2,160,000		2,532,600	(a)(h)(i)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	1,090,000		1,069,563	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	5,340,000		5,106,225	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,130,000		2,232,240	(h)(i)
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,000,000		1,016,560
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	660,000		849,750	(h)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	760,000		841,700	(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	760,000		779,554
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	490,000		574,822
Santander UK Group Holdings PLC, Junior Subordinated Bonds (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	1,240,000	GBP	1,928,772	(c)(h)(i)
Sberbank of Russia Via SB Capital SA, Subordinated Notes (5.500% to 2/26/19 then 5 year Treasury Constant Maturity Rate + 4.023%)	5.500%	2/26/24	2,700,000		2,745,338	(c)(h)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	1,000,000		995,668	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	3,250,000		3,309,652	(a)

Total Banks					42,822,992

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Capital Markets - 2.1%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	840,000		$891,593
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,580,000		1,666,900
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		331,016
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,493,493
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,800,000		3,544,219
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	1,830,000		1,855,946	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		471,679

Total Capital Markets					10,254,846

Consumer Finance - 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	129,000		140,288
American Express Co., Notes	7.000%	3/19/18	260,000		260,603
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,120,000		1,163,400	(a)
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	840,000		852,600
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		257,700
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,760,000		1,694,000	(a)

Total Consumer Finance					4,368,591

Diversified Financial Services - 4.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	580,000		592,511
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	640,000		664,654
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	180,000		186,077
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	1,430,000		1,365,650	(a)
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	1,340,000		1,358,425	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	7,570,000		7,418,600	(a)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	230,000		238,640
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,620,000		2,955,040
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	580,000		633,976
Nationwide Building Society, Junior Subordinated Notes (6.875% to 6/20/19 then GBP 5 year Swap Rate + 4.880%)	6.875%	6/20/19	1,080,000	GBP	1,562,887	(c)(h)(i)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	620,000		599,850	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	6,250,000		6,296,875	(a)

Total Diversified Financial Services					23,873,185

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	650,000		660,562	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	410,000	GBP	565,943	(c)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	680,000		588,200

Total Insurance					1,814,705

TOTAL FINANCIALS					83,134,319

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 6.3%
Health Care Providers & Services - 3.5%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	770,000	$735,350	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	3,465,000	3,612,262	(d)(e)(h)(j)
Centene Corp., Senior Notes	5.625%	2/15/21	830,000	851,788
Centene Corp., Senior Notes	4.750%	5/15/22	920,000	940,125
Centene Corp., Senior Notes	6.125%	2/15/24	630,000	663,075
Centene Corp., Senior Notes	4.750%	1/15/25	3,470,000	3,459,156
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	3,740,000	3,524,520
DaVita Inc., Senior Notes	5.750%	8/15/22	650,000	669,500
DaVita Inc., Senior Notes	5.000%	5/1/25	2,010,000	1,977,338
HCA Inc., Senior Secured Notes	5.250%	6/15/26	820,000	842,550

Total Health Care Providers & Services				17,275,664

Pharmaceuticals - 2.8%
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	1,940,000	1,629,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,760,000	1,784,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	510,000	514,462	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	940,000	948,225	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	310,000	303,413	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	4,820,000	4,717,575	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	750,000	669,375	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,630,000	2,317,687	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	1,200,000	1,267,500	(a)

Total Pharmaceuticals				14,152,037

TOTAL HEALTH CARE				31,427,701

INDUSTRIALS - 6.1%
Air Freight & Logistics - 0.3%
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,330,000	1,384,863	(a)

Airlines - 0.0%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	200,212	225,294

Building Products - 1.1%
Jeld-Wen Inc., Senior Notes	4.875%	12/15/27	2,220,000	2,158,950	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	980,000	1,009,400	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	2,560,000	2,470,400	(a)

Total Building Products				5,638,750

Commercial Services & Supplies - 0.9%
Brink’s Co., Senior Notes	4.625%	10/15/27	1,560,000	1,482,000	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,730,000	1,829,475	(a)
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	340,000	341,275	(a)
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	790,000	772,225

Total Commercial Services & Supplies				4,424,975

Construction & Engineering - 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	910,000	969,150	(a)

Industrial Conglomerates - 0.6%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	400,000	420,500	(a)
General Electric Co., Senior Notes	6.875%	1/10/39	2,000,000	2,605,717

Total Industrial Conglomerates				3,026,217

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Machinery - 0.9%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	3,420,000	$3,475,575	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	847,000	889,350

Total Machinery				4,364,925

Marine - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,430,000	1,176,175	(a)

Road & Rail - 0.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	3,437,000	3,449,201	(a)

Trading Companies & Distributors - 0.8%
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	3,310,000	3,202,425	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	920,000	901,876	(a)

Total Trading Companies & Distributors				4,104,301

Transportation - 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	1,055,150	458,990	(a)(b)

Transportation Infrastructure - 0.3%
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	1,240,000	1,230,700	(a)

TOTAL INDUSTRIALS				30,453,541

INFORMATION TECHNOLOGY - 3.6%
Internet Software & Services - 0.9%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	954,800
Match Group Inc., Senior Notes	5.000%	12/15/27	3,520,000	3,556,080	(a)

Total Internet Software & Services				4,510,880

IT Services - 0.2%
Vantiv LLC/Vanity Issuer Corp., Senior Notes	4.375%	11/15/25	884,000	859,690	(a)

Semiconductors & Semiconductor Equipment - 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	4,750,000	4,471,039

Software - 0.7%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	1,520,000	1,580,800	(a)
Microsoft Corp., Senior Notes	3.300%	2/6/27	2,000,000	1,984,268

Total Software				3,565,068

Technology Hardware, Storage & Peripherals - 0.9%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	970,000	994,250	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	940,000	1,011,985	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	410,000	414,510
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	1,330,000	1,290,862
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	630,000	603,227

Total Technology Hardware, Storage & Peripherals				4,314,834

TOTAL INFORMATION TECHNOLOGY				17,721,511

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
MATERIALS - 10.7%
Chemicals - 1.7%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	1,060,000	$1,260,234	(c)
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	430,000	419,143	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000	572,332	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	510,000	531,675	(a)
OCP SA, Senior Notes	5.625%	4/25/24	1,250,000	1,319,691	(a)
OCP SA, Senior Notes	4.500%	10/22/25	1,070,000	1,054,771	(a)
Olin Corp., Senior Notes	5.000%	2/1/30	410,000	396,163
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,650,000	1,705,687
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	1,220,000	1,247,450	(a)

Total Chemicals				8,507,146

Construction Materials - 0.2%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	580,000	586,960	(a)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	240,000	242,880	(c)

Total Construction Materials				829,840

Containers & Packaging - 2.0%
ARD Securities Finance Sarl, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	1,380,000	1,438,650	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	800,000	860,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,950,000	2,003,625	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	510,000	581,400
Pactiv LLC, Senior Notes	7.950%	12/15/25	2,220,000	2,505,825
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	2,405,000	2,567,338	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	160,000	171,800	(c)

Total Containers & Packaging				10,128,638

Metals & Mining - 6.3%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	890,000	958,975	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,870,000	2,028,950	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,240,000	1,247,253	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	520,000	530,236	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,470,000	1,525,811	(a)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	1,140,000	1,413,258
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	490,000	506,538	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	830,000	830,000
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	2,380,000	2,576,350
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	680,000	661,300
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	3,490,000	3,385,300
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	880,000	939,400	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,062,811	12,647	*(a)(k)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	13,946	0	(a)(b)(d)(e)(f)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	660,000	683,034	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - (continued)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000		$913,278
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,380,000		2,547,129
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,520,000		1,694,800	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	460,000		511,750
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,660,000		4,785,820
Vale SA, Senior Notes	5.625%	9/11/42	3,280,000		3,545,680

Total Metals & Mining					31,297,509

Paper & Forest Products - 0.5%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	264,000		279,084
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000		209,500
Inversiones CMPC SA, Notes	4.375%	5/15/23	460,000		472,054	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	500,000		516,062	(a)
Mercer International Inc., Senior Notes	6.500%	2/1/24	750,000		787,500

Total Paper & Forest Products					2,264,200

TOTAL MATERIALS					53,027,333

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	110,000		110,550
CoreCivic Inc., Senior Notes	5.000%	10/15/22	570,000		585,675
CoreCivic Inc., Senior Notes	4.625%	5/1/23	600,000		600,000
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,650,000		1,579,875
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	780,000		824,850
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	3,600,000		3,526,200

TOTAL REAL ESTATE					7,227,150

TELECOMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 4.1%
British Telecommunications PLC, Bonds	9.125%	12/15/30	240,000		350,163
CenturyLink Inc., Senior Notes	7.650%	3/15/42	755,000		660,625
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,410,000		1,475,212	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	740,000		778,850	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		252,653
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	780,000		916,500
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	5,940,000		6,177,600	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,127,770
Wind Tre SpA, Senior Secured Notes	3.125%	1/20/25	440,000	EUR	480,764	(c)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	6,770,000		5,856,050

Total Diversified Telecommunication Services					20,076,187

Wireless Telecommunication Services - 4.6%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	380,000		425,600	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,210,000		1,273,525	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	2,017,000		2,385,102	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	560,000		536,200
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,160,000		1,261,500
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,410,000		2,503,387	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,650,000		1,730,438
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,455,000		4,094,175

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wireless Telecommunication Services - (continued)
Sprint Corp., Senior Notes	7.250%	9/15/21	1,440,000	$1,508,400
Sprint Corp., Senior Notes	7.875%	9/15/23	2,960,000	3,071,000
Sprint Corp., Senior Notes	7.625%	3/1/26	1,490,000	1,488,287
VEON Holdings BV, Senior Notes	7.504%	3/1/22	450,000	500,801	(a)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,050,000	1,168,535	(c)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000	906,398	(a)

Total Wireless Telecommunication Services				22,853,348

TOTAL TELECOMMUNICATION SERVICES				42,929,535

UTILITIES - 2.1%
Electric Utilities - 0.8%
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000	436,084
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	650,000	704,080	(c)
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	1,410,000	868,031
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,000,000	2,100,000	(a)

Total Electric Utilities				4,108,195

Gas Utilities - 0.6%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	2,190,000	2,118,825
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	950,000	966,625	(a)

Total Gas Utilities				3,085,450

Independent Power and Renewable Electricity Producers - 0.7%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	3,312,601	3,329,164

TOTAL UTILITIES				10,522,809

TOTAL CORPORATE BONDS & NOTES (Cost - $428,919,874)				457,055,483

CONVERTIBLE BONDS & NOTES - 1.2%
CONSUMER DISCRETIONARY - 0.4%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	1,030,000	1,038,822
DISH Network Corp., Senior Notes	2.375%	3/15/24	1,150,000	1,039,154	(a)

TOTAL CONSUMER DISCRETIONARY				2,077,976

FINANCIALS - 0.0%
Banks - 0.0%
JPMorgan Chase Financial Co., LLC, Senior Notes	0.250%	5/1/23	180,000	187,416

HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	400,000	381,519	(a)

INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.4%
Nutanix Inc., Senior Notes	0.000%	1/15/23	660,000	681,624	(a)
Twitter Inc., Senior Bonds	1.000%	9/15/21	1,430,000	1,360,073

Total Internet Software & Services				2,041,697

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Software - 0.3%
Workday Inc., Senior Notes	0.250%	10/1/22	1,350,000	$1,463,570	(a)

TOTAL INFORMATION TECHNOLOGY				3,505,267

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $6,140,174)				6,152,178

SENIOR LOANS - 8.3%
CONSUMER DISCRETIONARY - 4.5%
Auto Components - 0.8%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	3.880%	4/6/24	4,150,715	4,169,393	(h)(l)(m)

Diversified Consumer Services - 0.3%
Weight Watchers International Inc., 2017 Term Loan B	6.330 - 6.450%	11/29/24	1,650,000	1,665,961	(h)(l)(m)

Media - 1.5%
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.650%	4/30/25	5,962,418	5,984,777	(h)(l)(m)(n)
Lamar Media Corp., 2018 Term Loan B	—	2/16/25	1,500,000	1,509,609	(n)

Total Media				7,494,386

Specialty Retail - 1.8%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.570%	3/11/22	8,603,600	7,053,162	(h)(l)(m)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.500%)	4.188%	7/5/24	1,097,250	1,104,794	(d)(h)(l)(m)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.840%	6/29/22	790,000	485,850	(d)(h)(l)(m)

Total Specialty Retail				8,643,806

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	7.480%	10/28/20	593,225	358,901	(d)(h)(l)(m)

TOTAL CONSUMER DISCRETIONARY				22,332,447

ENERGY - 0.2%
Energy Equipment & Services - 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	312,412	265,550	*(d)

Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	9.444%	8/23/21	530,000	563,787	(h)(l)(m)

TOTAL ENERGY				829,337

INDUSTRIALS - 2.1%
Air Freight & Logistics - 0.6%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2 (1 mo. LIBOR + 2.250%)	3.840%	4/3/22	3,244,361	3,244,361	(h)(l)(m)

Airlines - 0.5%
United Airlines Inc., 2017 Repriced Term Loan (3 mo. LIBOR + 2.000%)	3.772%	4/1/24	2,494,975	2,510,880	(h)(l)(m)

Professional Services - 0.5%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.648%	4/10/23	2,493,750	2,504,037	(h)(l)(m)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Trading Companies & Distributors - 0.5%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.830%	1/2/25	2,420,000		$2,434,179	(h)(l)(m)

TOTAL INDUSTRIALS					10,693,457

INFORMATION TECHNOLOGY - 0.8%
IT Services - 0.8%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	3.871%	4/26/24	3,845,862		3,857,642	(h)(l)(m)

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.398%	1/31/25	1,530,000		1,508,580	(h)(l)(m)
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	3.838%	9/30/25	1,320,000		1,320,471	(h)(l)(m)

TOTAL TELECOMMUNICATION SERVICES					2,829,051

UTILITIES - 0.1%
Electric Utilities - 0.1%
Panda Temple Power LLC, Second Lien Term Loan	—	2/7/23	308,791		314,967	(n)

TOTAL SENIOR LOANS (Cost - $42,137,334)					40,856,901

SOVEREIGN BONDS - 26.3%
Argentina - 5.6%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	3,280,000		3,468,600	(a)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	960,000		1,070,400	(c)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	3,600,000		4,010,436	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	730,000		765,266	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	21,300,000	ARS	1,057,953
Republic of Argentina, Bonds	21.200%	9/19/18	390,000	ARS	21,158
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.278%	6/21/20	24,870,000	ARS	1,348,670	(h)
Republic of Argentina, Bonds	18.200%	10/3/21	21,555,000	ARS	1,082,505
Republic of Argentina, Senior Bonds (Argentina BADLAR Private Deposit Rate + 2.500%)	24.226%	3/11/19	7,120,000	ARS	361,397	(h)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	1,450,000		1,537,544
Republic of Argentina, Senior Bonds	5.625%	1/26/22	620,000		633,020
Republic of Argentina, Senior Bonds	7.500%	4/22/26	4,760,000		5,095,580
Republic of Argentina, Senior Bonds	7.125%	7/6/36	760,000		739,100
Republic of Argentina, Senior Notes	6.875%	1/26/27	5,870,000		5,972,784
Republic of Argentina, Senior Notes	5.875%	1/11/28	800,000		749,100

Total Argentina					27,913,513

Armenia - 0.2%
Republic of Armenia, Senior Notes	6.000%	9/30/20	820,000		851,012	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Brazil - 1.2%
Federative Republic of Brazil, Notes	10.000%	1/1/21	426,000	BRL	$136,431
Federative Republic of Brazil, Notes	10.000%	1/1/23	12,677,000	BRL	4,042,769
Federative Republic of Brazil, Notes	10.000%	1/1/27	2,568,000	BRL	811,199
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,000,000		998,250

Total Brazil					5,988,649

Colombia - 1.5%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		636,752
Republic of Colombia, Senior Bonds	7.375%	9/18/37	4,542,000		5,820,573
Republic of Colombia, Senior Notes	7.375%	3/18/19	753,000		788,767

Total Colombia					7,246,092

Costa Rica - 0.3%
Republic of Costa Rica, Notes	7.000%	4/4/44	1,480,000		1,541,213	(a)

Croatia - 0.3%
Republic of Croatia, Senior Notes	6.625%	7/14/20	630,000		676,049	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		481,457	(c)
Republic of Croatia, Senior Notes	5.500%	4/4/23	410,000		438,660	(a)

Total Croatia					1,596,166

Dominican Republic - 0.8%
Dominican Republic, Senior Notes	5.500%	1/27/25	120,000		124,050	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	3,630,000		3,956,700	(a)

Total Dominican Republic					4,080,750

Ecuador - 0.8%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	1,650,000		1,787,775	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	890,000		1,007,925	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	630,000		648,112	(c)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	400,000		441,780	(a)

Total Ecuador					3,885,592

Gabon - 0.0%
Gabonese Republic, Bonds	6.375%	12/12/24	250,000		246,543	(a)

Ghana - 0.4%
Republic of Ghana, Bonds	8.125%	1/18/26	270,000		295,143	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	920,000		1,236,968	(a)
Republic of Ghana, Senior Notes	9.250%	9/15/22	230,000		259,043	(a)

Total Ghana					1,791,154

Guatemala - 0.4%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	1,970,000		1,920,750	(a)

Honduras - 0.3%
Republic of Honduras, Senior Notes	7.500%	3/15/24	400,000		440,000	(c)
Republic of Honduras, Senior Notes	6.250%	1/19/27	1,200,000		1,249,956	(a)

Total Honduras					1,689,956

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Hungary - 0.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	942,000		$1,045,196
Republic of Hungary, Senior Notes	5.375%	3/25/24	300,000		328,308

Total Hungary					1,373,504

Indonesia - 1.9%
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	209,000,000	IDR	16,532
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	4,635,000		5,620,447	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,369,000		3,722,402	(a)

Total Indonesia					9,359,381

Ivory Coast - 0.3%
Republic of Cote D’Ivoire, Senior Bonds	5.750%	12/31/32	1,294,650		1,255,911	(c)

Jamaica - 0.2%
Government of Jamaica, Senior Notes	8.000%	3/15/39	750,000		910,050

Kenya - 0.1%
Republic of Kenya, Senior Notes	6.875%	6/24/24	530,000		548,273	(a)

Lithuania - 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	2,160,000		2,349,406	(a)

Mexico - 1.0%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		139,965
United Mexican States, Senior Notes	3.600%	1/30/25	4,810,000		4,718,610

Total Mexico					4,858,575

Nigeria - 0.5%
Republic of Nigeria, Notes	7.875%	2/16/32	1,800,000		1,945,044	(a)
Republic of Nigeria, Senior Notes	7.625%	11/28/47	400,000		411,806	(a)

Total Nigeria					2,356,850

Panama - 0.1%
Republic of Panama, Senior Bonds	6.700%	1/26/36	460,000		586,040

Paraguay - 0.2%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	730,000		764,675	(a)

Peru - 1.2%
Republic of Peru, Senior Bonds	7.350%	7/21/25	1,750,000		2,185,750
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,604,000		3,938,550

Total Peru					6,124,300

Poland - 2.0%
Republic of Poland, Bonds	4.000%	10/25/23	25,890,000	PLN	8,068,643
Republic of Poland, Senior Notes	6.375%	7/15/19	400,000		421,118
Republic of Poland, Senior Notes	5.125%	4/21/21	1,390,000		1,479,923

Total Poland					9,969,684

Russia - 3.1%
Russian Federal Bond, Bonds	7.050%	1/19/28	388,179,000	RUB	6,960,558
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	42,000		71,258	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	2,893,700		3,296,468	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	5.875%	9/16/43	4,400,000		5,031,536	(a)

Total Russia					15,359,820

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Senegal - 0.1%
Republic of Senegal, Bonds	6.250%	7/30/24	450,000		$471,443	(c)

Sri Lanka - 0.6%
Republic of Sri Lanka, Senior Bonds	6.825%	7/18/26	1,940,000		2,022,823	(a)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	760,000		789,182	(c)

Total Sri Lanka					2,812,005

Turkey - 1.0%
Republic of Turkey, Bonds	10.500%	8/11/27	5,110,000	TRY	1,261,067
Republic of Turkey, Senior Bonds	4.250%	4/14/26	2,000,000		1,850,504
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		869,495
Republic of Turkey, Senior Notes	4.875%	10/9/26	1,250,000		1,195,909

Total Turkey					5,176,975

Ukraine - 0.6%
Republic of Ukraine, Senior Notes	7.750%	9/1/21	550,000		583,143	(c)
Republic of Ukraine, Senior Notes	7.750%	9/1/26	2,300,000		2,367,643	(a)

Total Ukraine					2,950,786

Uruguay - 0.5%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	73,100,000	UYU	2,442,397	(c)

Venezuela - 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	5,280,000		1,438,800	*(c)(g)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	640,000		171,200	*(c)(g)

Total Venezuela					1,610,000

Vietnam - 0.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	200,000		212,206	(c)

TOTAL SOVEREIGN BONDS (Cost - $122,873,060)					130,243,671

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.9%
U.S. Government Obligations - 2.9%
U.S. Treasury Notes	2.000%	1/31/20	2,000,000		1,990,781
U.S. Treasury Notes	1.625%	7/31/20	2,500,000		2,457,762
U.S. Treasury Notes	1.125%	2/28/21	2,150,000		2,068,661
U.S. Treasury Notes	1.875%	1/31/22	1,300,000		1,266,637
U.S. Treasury Notes	2.000%	10/31/22	2,500,000		2,430,078
U.S. Treasury Notes	1.625%	5/31/23	1,500,000		1,422,891
U.S. Treasury Notes	2.125%	11/30/23	2,000,000		1,937,188
U.S. Treasury Notes	2.125%	3/31/24	1,000,000		964,961

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $14,625,640)					14,538,959

			SHARES
COMMON STOCKS - 1.1%
Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Bossier Casino Venture Holdco Inc.			65,403		1,226,306	*(d)(e)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡		SHARES	VALUE
ENERGY - 0.7%
Energy Equipment & Services - 0.1%
Hercules Offshore Inc. (Escrow)		37,071	$10,454	*(d)(e)
KCAD Holdings I Ltd.		77,972,021	428,846	*(d)(e)

Total Energy Equipment & Services			439,300

Oil, Gas & Consumable Fuels - 0.6%
Berry Petroleum Co.		77,509	742,792	*
Blue Ridge Mountain Resources Inc.		175,718	1,581,462	*
Frontera Energy Corp.		27,594	926,118	*(e)
MWO Holdings LLC		417	0	*(d)(e)(f)

Total Oil, Gas & Consumable Fuels			3,250,372

TOTAL ENERGY			3,689,672

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.		43,516	171,453	(d)(e)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.		724	0	*(a)(d)(e)(f)

TOTAL INDUSTRIALS			171,453

UTILITIES - 0.1%
Electric Utilities - 0.1%
Panda Temple Power LLC		21,934	372,878	*(d)

TOTAL COMMON STOCKS (Cost - $8,433,531)			5,460,309

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	84,362	977,191	(b)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	1,264	14,641	(b)(j)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $786,160)			991,832

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.137%	5,950	162,019	(h)

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%	20,886,844	208,868	(d)(e)

TOTAL PREFERRED STOCKS (Cost - $1,744,881)			370,887

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $625,660,654)			655,670,220

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY‡	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $4,547,990)	1.320%	4,547,990	$4,547,990

TOTAL INVESTMENTS - 133.3% (Cost - $630,208,644)			660,218,210
Liabilities in Excess of Other Assets - (33.3)%			(164,765,206)

TOTAL NET ASSETS - 100.0%			$495,453,004

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Value is less than $1.

(g)	The coupon payment on these securities is currently in default as of February 28, 2018.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Restricted security (See Note 2).

(k)	The maturity principal is currently in default as of February 28, 2018.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	All or a portion of this loan is unfunded as of February 28, 2018. The interest rate for fully unfunded term loans is to be determined.

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2018

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
RUB	— Russian Ruble
TRY	— Turkish Lira
UYU	— Uruguayan Peso

At February 28, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro	68	3/18	$10,114,878	$10,384,450	$(269,572)

At February 28, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,452	PLN	77,000	Bank of America N.A.	4/19/18	$(65)
EUR	9,044,518	USD	11,059,501	Barclays Bank PLC	4/19/18	15,260
EUR	41,000	USD	50,888	Barclays Bank PLC	4/19/18	(685)
GBP	190,000	USD	264,771	Barclays Bank PLC	4/19/18	(2,617)
USD	5,637,646	GBP	4,103,434	Barclays Bank PLC	4/19/18	(24,094)
CAD	21,000	USD	16,840	Citibank N.A.	4/19/18	(459)

Total						$(12,660)

Abbreviations used in this table:

CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
PLN	— Polish Zloty
USD	— United States Dollar

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$74,857,472	$1,005,722		$75,863,194
Energy	—	99,859,703	0	*	99,859,703
Health Care	—	27,815,439	3,612,262		31,427,701
Materials	—	53,027,333	0	*	53,027,333
Other Corporate Bonds & Notes	—	196,877,552	—		196,877,552
Convertible Bonds & Notes	—	6,152,178	—		6,152,178
Senior Loans:
Consumer Discretionary	—	20,382,902	1,949,545		22,332,447
Energy	—	563,787	265,550		829,337
Other Senior Loans	—	17,695,117	—		17,695,117
Sovereign Bonds	—	130,243,671	—		130,243,671
U.S. Government & Agency Obligations	—	14,538,959	—		14,538,959
Common Stocks:
Consumer Discretionary	—	—	1,226,306		1,226,306
Energy	$1,581,462	1,668,910	439,300		3,689,672
Industrials	—	—	171,453		171,453
Utilities	—	—	372,878		372,878
Convertible Preferred Stocks	—	991,832	—		991,832
Preferred Stocks:
Financials	162,019	—	—		162,019
Industrials	—	—	208,868		208,868

Total Long-Term Investments	1,743,481	644,674,855	9,251,884		655,670,220

Short-Term Investments†	4,547,990	—	—		4,547,990

Total Investments	$6,291,471	$644,674,855	$9,251,884		$660,218,210

Other Financial Instruments:
Forward Foreign Currency Contracts	—	15,260	—		15,260

Total	$6,291,471	$644,690,115	$9,251,884		$660,233,470

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts	$269,572	—	—	$269,572
Forward Foreign Currency Contracts	—	$27,920	—	27,920

Total	$269,572	$27,920	—	$297,492

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	MATERIALS
Balance as of May 31, 2017	$1,153,174	$157,487	—	$0	*
Accrued premiums/discounts	22,589	—	$3,799	—
Realized gain (loss)	—	(790,988)	—	—
Change in unrealized appreciation (depreciation)[1]	(22,589)	874,263	178,113	—
Purchases	109,087	—	3,430,350	—
Sales	(256,539)	(240,762)	—	—
Transfers into Level 3	—	—	—	—
Transfers out Level 3	—	—	—	—

Balance as of February 28, 2018	$1,005,722	$0 *	$3,612,262	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	$(22,589)	—	$178,113	—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE
Balance as of May 31, 2017	$918,301	$334,385	$933,240
Accrued premiums/discounts	7,903	1,215	285
Realized gain (loss)	(2,756)	5,041	5,387
Change in unrealized appreciation (depreciation)[1]	(72,654)	(4,576)	(14,912)
Purchases	1,707,576	7,057	—
Sales	(608,825)	(343,122)	(924,000)
Transfers into Level 3[2]	—	265,550	—
Transfers out Level 3	—	—	—

Balance as of February 28, 2018	$1,949,545	$265,550	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	$(72,654)	—	—

	COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS
Balance as of May 31, 2017	$481,366	$1,322,951	$153,000	$128,807	$0	*
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	55,795	—	(230,080)
Change in unrealized appreciation (depreciation)[1]	744,940	(140,859)	(55,439)	42,646	230,080
Purchases	—	—	—	—	—
Sales	—		(153,356)	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out Level 3[3]	—	(742,792)	—	—	—

Balance as of February 28, 2018	$1,226,306	$439,300	—	$171,453	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	$744,940	$(69,806)	—	$42,646	—

Notes to Schedule of Investments (unaudited) (continued)

	COMMON STOCK	CONVERTIBLE PREFERRED STOCKS	PREFERRED STOCKS
INVESTMENTS IN SECURITIES (cont’d)	UTILITIES	ENERGY	INDUSTRIALS	TOTAL
Balance as of May 31, 2017	—	$1,134,544	$193,409	$6,910,664
Accrued premiums/discounts	—	—	—	35,791
Realized gain (loss)	—	—	—	(957,601)
Change in unrealized appreciation (depreciation)[1]	$(109,579)	(142,712)	—	1,506,722
Purchases	482,457	—	15,459	5,751,986
Sales	—	—	—	(2,526,604)
Transfers into Level 3[2]	—	—	—	265,550
Transfers out Level 3[3]	—	(991,832)	—	(1,734,624)

Balance as of February 28, 2018	$372,878	—	$208,868	$9,251,884

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	$(109,579)	—	—	$691,071

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/ Face Amount	Acquisition Date	Cost	Value at 2/28/2018		Value per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	1,264	2/17	$12,640	$14,641		$11.58	0.00%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$3,465,000	6/17	3,434,150	3,612,262	(a)	104.25	0.73%

			$3,446,790	$3,626,903			0.73%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 24, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 24, 2018